j2 Global Communications

j2 Global Communications

Investor Presentation

(Based upon Second Quarter 2011 Results)
August 2, 2011

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Safe Harbor for Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the "2011 Guidance" slides. These forward-looking statements are based on management's current expectations or beliefs as of August 2, 2011 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Ability to integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per user
- Cloud service growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending
- Intellectual property
- Liquidity
- Network capacity, coverage, reliability and security
- Regulatory developments
- Taxes

All information in this presentation speaks as of August 2, 2011 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

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Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Inability to maintain and increase our customer base and average revenue per user
- Inability to successfully integrate and realize anticipated synergies from newly acquired businesses
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value added and telecom taxes
- Inability to maintain required network of contracts on acceptable terms with financially stable telecom, collocation and other critical vendors
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from other similar providers with regard to price, service and functionality
- Inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Enactment of burdensome telecommunications, Internet, or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures
- Inability to adapt to technological change and diversify our service offerings and related revenues at acceptable levels of return-on-investment
- Inadequate intellectual property protection or violations of third party intellectual property rights
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on February 28, 2011 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

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The Results in Numbers

Revenues: 15 Consecutive Years of Growth

Operating Income: Over *47%* Non-GAAP Operating Margin

Free Cash Flow: Run Rate Over *$12M*/Month

EBITDA: 9 Consecutive Years of Non-GAAP EBITDA Growth

Efficiency: Over *$615K* Revenue/Employee

Customers: Over *1.96* Million Paid DIDs and 11 Million Free DIDs

Coverage: Phone Numbers in more than *4,600* Cities in 49 Countries

Localization: 9 Languages, 10 Currencies, Offices in 7 Countries

Acquisitions: *2* Deals in 2011; Total of *33* Deals and Counting

IP: Numerous U.S. and Foreign Patents and Multiple Patents Pending

Financial Highlights

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Q2 '11 GAAP & Non-GAAP Results

	Q2 2011 GAAP		Q2 2011 Non-GAAP	
	$	Margin	$	Margin
Revenues	$85.7M		$85.7M	
Gross Profit/Margin (1)	$70.5M	82.3%	$70.8M	82.6%
Operating Profit/Margin (1)	$37.9M	44.3%	$40.9M	47.7%
EPS (1)	$0.61/Share		$0.65/Share	
Free Cash Flow (2)	$42.0M			
Cash and Investments	$171.7M			

(1) Non-GAAP excludes ASC 718 non-cash compensation and related payroll taxes and certain transition-related costs due to prior year acquisitions. See slide 18 for a reconciliation to GAAP.

(2) See slide 17 for computation and reconciliation of free cash flow. Free cash flow is defined as net cash from operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share-based compensation. Q2 '11 was also impacted by $0.5M in transition-related costs, net of taxes. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purpose.

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Q2 2011 Update

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Q2 2011 Success Drivers – Customer Retention

Improved Retention; Cancel Rate Down to 2.4%

- Signing up higher quality customers
- Customer mix – more Corporate
- Increased sales through Telesales channel – stickier customers
- Shifting phone support to North America
- Improving value proposition for the customer through new features:
  - Mobile apps
  - Lifetime storage
  - Large file share
- Improvement in credit card declines

Q2 2011 Success Drivers – DIDs and ARPU

Net Adds > 31K vs. Q2 2010 < 20K DIDs

ARPU Increased 2 Quarters in a Row, 1.4% Q/Q – Usage Driven

Corporate and Voice Services = Strong Growth Drivers

- 4 new large Corporate contracts in Q2
- Corporate Y/Y Q2 DID growth of 57%
- Voice Y/Y Q2 DID growth of 32%

Strong and Improving Cross-Sell Results

- For the 1st half, generated 6K+ cross-sell/up-sell seats
- While over 5K are DIDs, all of the other cloud services benefitted
- Cross-sells/up-sells at current average paid CPA would cost $1M+
- Recently commenced Ottawa call center cross-selling program

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Second Half – Success Drivers

Marketing Spend and Retention Initiatives

- Continue to improve cross-sell/up-sell programs
- Continue to focus on customer retention programs
- Continue to monitor traditional CPAs; maintain CPA efficiency
- Test new marketing strategies
  - Regional radio – EU
  - Direct mail with credit card processors – US
  - Increased PR effort

International

- Continued city expansion
  - Global presence in over 4,600 cities and 49 countries
- Continue to focus on Japan
  - Strong growth continues: Q/Q revenue up 45%, DIDs up 27%

Progress of Acquisitions

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Transition/Integration of Recent Acquisitions on Target:

- Venali® – completed integration
- MyFax® – substantial portion of customers to be migrated by year-end
- My1voice™ – to be completed during Q4

Recent Acquisitions and Update

- Data Haven, Irish provider of online data backup services
  - Integration progressing rapidly and smoothly
  - Smaller Irish competitor to KeepItSafe®
- Buzz Networks, a UK-based provider of voice services
  - Bought certain virtual PBX assets
  - European team preparing to integrate
- Healthy M&A pipeline
  - Updated 2011 guidance does not include any additional M&A

2011 GUIDANCE

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2011 Guidance[1]

	Original Guidance	Increased Guidance
Revenues	~~$320 - $340M~~	**$335 - $345M**
	(25% - 33% increase vs. 2010)	(30% - 35% increase vs. 2010)
Non-GAAP EPS	~~$2.21 to $2.41~~	**$2.46 to $2.56**
	(13% - 23% increase vs. 2010)	(26% - 31% increase vs. 2010)

(1) 2011 Guidance is exclusive in each case, where applicable, of $9 - $11 million of share-based compensation expense, $4 - $6 million of acquisition-related transition costs and the impact of the Q1 2011 one-time, non-cash, change in estimate of deferred revenues.

Initiation of Quarterly Dividend

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Returns Cash to Shareholders

Broaden Shareholder Base

Timing

- Record date: September 2nd
- Payment date: September 19th

Payment Amount

- Quarterly dividend of $0.20 per share(1)
- Represents ~ 30% of non-GAAP earnings
- ~ $10M of cash paid quarterly

Designed Not to Impact Operational or M&A Activities

(1) Future dividends will be subject to Board approval.

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Supplemental Information

Metrics

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		2009 Q3	2009 Q4	2010 Q1	2010 Q2	2010 Q3	2010 Q4	2011 Q1	2011 Q2
	Total GAAP Revenue [1] (in Thousands)	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$73,384	$85,676
	Adjustment	$0	$0	$0	$0	$0	$0	$10,326	$0
	Total Non GAAP Revenue	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$83,710	$85,676
Revenues	Fixed Subscriber Revenues (in Thousands)	$49,782	$49,612	$48,869	$49,467	$50,268	$56,871	$67,801	$69,222
	Variable Subscriber Revenues	11,264	10,576	10,678	11,092	11,798	13,448	15,393	16,076
	Subscriber Revenues	$61,046	$60,188	$59,547	$60,559	$62,066	$70,319	$83,194	$85,298
	Other Revenues	756	727	733	751	712	706	516	378
	Total Revenues	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$83,710	$85,676
	DID - Based Revenues	$58,969	$58,122	$57,435	$58,201	$59,585	$66,804	$77,432	$79,544
	Non-DID Revenues	2,832	2,793	2,845	3,110	3,193	4,221	6,278	6,132
	Total Revenues	$61,801	$60,915	$60,280	$61,311	$62,778	$71,025	$83,710	$85,676
	Subscriber Revenues/Total Revenues	98.8%	98.8%	98.8%	98.8%	98.9%	99.0%	99.4%	99.6%
	DID - Based/Total Revenues	95.4%	95.4%	95.3%	94.9%	94.9%	94.1%	92.5%	92.8%
	% Fixed Subscriber Revenues	81.5%	82.4%	82.1%	81.7%	81.0%	80.9%	81.5%	81.2%
	% Variable Subscriber Revenues	18.5%	17.6%	17.9%	18.3%	19.0%	19.1%	18.5%	18.8%
DIDs	Paid DIDs [2]	1,274,240	1,275,486	1,314,857	1,334,555	1,410,973	1,905,137	1,929,540	1,960,698
	Average Monthly Revenue/DID [3]	$15.03	$14.85	$14.40	$14.37	$14.21	$13.22	$13.30	$13.49
	Cancel Rate [4]	3.1%	3.0%	2.8%	2.6%	2.6%	2.7%	2.6%	2.4%
	Free DIDs (MM)	10.0	9.9	10.3	10.6	11.1	11.2	11.2	11.3
	Average Monthly Revenue/DID	$0.05	$0.04	$0.05	$0.04	$0.03	$0.03	$0.03	$0.02
	Cities Covered	3,500	3,539	3,665	4,158	4,250	4,340	4,364	4,626
	Countries Covered	46	46	48	48	49	49	49	49
Financials	Cash & Investment (millions)	$222.5	$243.7	$264.4	$284.9	$272.3	$87.0	$126.7	$171.7
	Free Cash Flow [5] (millions)	$26.1	$22.2	$34.2	$36.4	$36.7	$21.6	$38.2	$42.0

[1] In Q1 2011, the Company made a change in the estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

[2] Paid DIDs reflect reserves for anticipated product migration and/or price increase and a non-recurring adjustment for data clean up.

[3] Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter.

[4] Cancel Rate is defined as cancels related to individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within the same calendar month), and DIDs related to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

[5] Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. In addition, the amount shown for Q3 2010 excludes the impact of a $14.2 million payment to the IRS during the quarter, which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods. See slide 17 for computation of free cash flow.

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Computation of Free Cash Flow

($ in millions)

	Q2'09	Q3'09	Q3'04	Q1'10	Q2'10	Q3'10	Q4'10	Q1'11	Q2'11
Net cash provided by operating activities	$ 20.362	$ 26.469	$ 23.850	$ 34.688	$ 12.317	$ 27.147	$ 22.233	$ 38.153	$ 42.398
Purch. Of property & equipment	($0.217)	($0.767)	($1.546)	($0.086)	($0.495)	($0.692)	($0.569)	($0.625)	($1.860)
Excess tax benefit/(deficiency) from share based compensation	$ 2.718	$ 0.403	($0.063)	($0.406)	$ 0.374	$ 0.196	($0.102)	$ 0.679	$ 1.443
IRS Settlement					$ 14.223				
Free Cash Flow(1)	$ 22.863	$ 26.105	$ 22.241	$ 34.196	$ 26.419	$ 26.651	$ 21.562	$ 38.207	$ 41.981

(1) Free cash flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefit (deficiency) from share based compensation. In addition, the amount shown for Q2 2010 excludes the impact of a $14.2 million payment to the IRS during the quarter, which settled all transfer pricing issues for tax years 2004 through 2008 and was fully accrued for in prior periods. FY 2010 was impacted by approximately $3.4 million, net of taxes, of transition related costs. Q1 and Q2 2011 were impacted by approximately $1.9 million and $0.5M, respectively, in transition related costs, net of taxes. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Non-GAAP Results & Reconciliation to GAAP

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j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF MODIFIED NET EARNINGS
THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 2011
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED JUNE 30, 2011			SIX MONTHS ENDED JUNE 30, 2011		
	Reported	Non-GAAP Entries	Non-GAAP	Reported	Non-GAAP Entries	Non-GAAP
Revenues						
Subscriber	$ 85,298	$ -	$ 85,298	$ 158,166	$ 10,325 (1)	$ 168,491
Other	378	-	378	894	-	894
Total revenue	85,676	-	85,676	159,060	10,325	169,385
Cost of revenues	15,158	(264) (2),(4)	14,894	30,960	(845) (2),(3),(4)	30,115
Gross profit	70,518	264	70,782	128,110	11,160	139,270
Operating expenses:						
Sales and marketing	14,345	(375) (2),(4)	13,970	29,856	(1,469) (2),(3),(4)	28,387
Research, development and engineering	3,837	(138) (2),(4)	3,699	8,609	(925) (2),(3),(4)	7,684
General and administrative	14,392	(2,134) (2),(3),(4)	12,258	28,634	(4,446) (2),(3),(4)	24,188
Total operating expenses	32,574	(2,647)	29,927	67,099	(6,840)	60,259
Operating earnings	37,944	2,911	40,855	61,011	18,000	79,011
Interest and other income (expense), net	299	-	299	(28)	-	(28)
Earnings before income taxes	38,243	2,911	41,154	60,983	18,000	78,983
Provision for income taxes	9,729	862 (5)	10,591	1,534	18,958 (5)	20,492
Net earnings	$ 28,514	$ 2,049	$ 30,563	$ 59,449	$ (958)	$ 58,491
Diluted net earnings per share	$ 0.61		$ 0.65	$ 1.27		$ 1.25
Diluted weighted average shares outstanding	46,723,792		46,723,792	46,663,866		46,663,866

(1) YTD 2011, the Company made a change in estimate regarding its remaining service obligations to its annual eFax® subscribers. As a result of system upgrades, the Company is now basing the estimate on the actual remaining service obligations to these customers. As a result of this change, the Company recorded a one-time, non-cash, increase to deferred revenues of $10.3M with an equal offset to revenues.

(2) Share based compensation for Q2 is as follows: Cost of Revenues is $246K, Sales and Marketing is $351K, R&D is $110K, and G&A is $1,524K; for YTD 2011, Cost of Revenues is $490K, Sales and Marketing is $699K, R&D is $257K, and G&A is $2,990K.

(3) Payroll taxes associated with share-based compensation is $21K for Q2 and YTD is $69K.

(4) Acquisition Exit Costs for Q2 is $659K and YTD is $3,170K.

(5) Income tax adjustment for Q2 is $862K and YTD is $2.2M related to items (2) to (4) above; for YTD 2011, ~$2.7M related to tax impact of item (1) above, and ~$14.1M related to uncertain income tax positions as a result of the expiration of applicable statutes of limitations.

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